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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported: October 21, 2004

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada              000-17082                    N/A
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(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                       Identification No.



             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01   FINANCIAL STATEMENTS & EXHIBITS

On October 21, 2004 QLT Inc. announced its unaudited financial results for the quarter ended September 30, 2004 and updated guidance for 2004. The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

c) EXHIBITS

Pursuant to the rules and regulations of the Securities and Exchange Commission, this attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number      Description
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99.1        Press Release dated October 21,  2004 (2004 Q3 Financial Results)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QLT INC.
                                            (Registrant)


                                            By: /s/ Michael J. Doty
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                                                Michael J. Doty
                                                Senior Vice President and
                                                Chief Financial Officer


Dated: October 21, 2004